Exhibit 4.2

EXECUTION VERSION

THE LACLEDE GROUP, INC.

and

UMB BANK & TRUST, N.A.,

Trustee

FIRST SUPPLEMENTAL INDENTURE

Dated as of August 19, 2014

To

INDENTURE

Dated as of August 19, 2014

Floating Rate Senior Notes due 2017

2.55% Senior Notes due 2019

4.70% Senior Notes due 2044

i

ARTICLE FIVE

OPTIONAL REDEMPTION; SPECIAL MANDATORY REDEMPTION; NO SINKING FUND

Section 5.01.	Optional Redemption by Company	8
Section 5.02.	Special Mandatory Redemption	10
Section 5.03.	No Sinking Fund	11

ARTICLE SIX

FORMS OF NOTES

Section 6.01.	Form of Floating Rate Note	11
Section 6.02.	Form of 2019 Note	11
Section 6.03.	Form of 2044 Note	11

ARTICLE SEVEN

MISCELLANEOUS

Section 7.01.	Ratification of Indenture	11
Section 7.02.	Trustee Not Responsible for Recitals	11
Section 7.03.	Governing Law	11
Section 7.04.	Separability	11
Section 7.05.	Counterparts	12
Section 7.06.	Trust Indenture Act	12

Exhibits

Exhibit A	Form of Floating Rate Note

Exhibit B	Form of 2019 Note

Exhibit C	Form of 2044 Note

ii

FIRST SUPPLEMENTAL INDENTURE, dated as of August 19, 2014 (this “First Supplemental Indenture”), between The Laclede Group, Inc., a corporation duly organized and existing under the laws of the State of Missouri, having its principal office at 720 Olive Street, St. Louis, Missouri 63101 (the “Company”), and UMB Bank & Trust, N.A., as trustee (the “Trustee”).

WHEREAS, the Company executed and delivered the indenture, dated as of August 19, 2014, to the Trustee (the “Indenture”), to provide for the issuance of the Company’s debentures, notes or other evidences of indebtedness (the “Securities”), in one or more fully registered series;

WHEREAS, pursuant to Section 1201 of the Indenture, the Company desires to provide for the issuance of (i) a new series of its Securities to be known as its Floating Rate Senior Notes due 2017 (the “Floating Rate Notes”), (ii) a new series of its Securities to be known as its 2.55% Senior Notes due 2019 (the “2019 Notes”) and (iii) a new series of its Securities to be known as its 4.70% Senior Notes due 2044 (the “2044 Notes” and, together with the Floating Rate Notes and the 2019 Notes, the “Notes”), and to establish the forms of the Notes thereof, as provided in Section 201 of the Indenture, and to set forth the terms thereof, as provided in Section 301 of the Indenture;

WHEREAS, the Company has requested that the Trustee execute and deliver this First Supplemental Indenture; and

WHEREAS, all things necessary to make this First Supplemental Indenture a valid agreement of the Company, in accordance with its terms, and to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been done;

NOW THEREFORE, in consideration of the premises and the purchase and acceptance of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the forms and terms of the Notes, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE ONE

DEFINITIONS

Section 1.01. Definition of Terms. Unless the context otherwise requires:

(a) each term defined in the Indenture has the same meaning when used in this First Supplemental Indenture;

(b) each term defined anywhere in this First Supplemental Indenture has the same meaning throughout;

(c) the singular includes the plural and vice versa; and

(d) headings are for convenience of reference only and do not affect interpretation.

ARTICLE TWO

GENERAL TERMS AND CONDITIONS OF THE FLOATING RATE NOTES

Section 2.01. Designation and Principal and Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “Floating Rate Senior Notes due 2017”, which is not limited in aggregate principal amount. The aggregate principal amount of the Floating Rate Notes to be issued on the date hereof is $250,000,000. Floating Rate Notes in the aggregate principal amount of $250,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said Floating Rate Notes as provided in said Company Order.

Section 2.02. Maturity. The Stated Maturity of principal of the Floating Rate Notes is August 15, 2017.

Section 2.03. Further Issues. The Company may from time to time, without the consent of the Holders of the Floating Rate Notes, issue additional Floating Rate Notes. Any such additional Floating Rate Notes will have the same ranking, interest rate, maturity date and other terms as the Floating Rate Notes herein provided for (except for the original issue date, the public offering price and, if applicable, the initial interest payment date). Any such additional Floating Rate Notes, together with the Floating Rate Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional Floating Rate Notes may be issued if an Event of Default has occurred and is continuing with respect to the Floating Rate Notes. The Company will not issue any additional Floating Rate Notes intended to form a single series with the Floating Rate Notes herein provided for unless such additional Floating Rate Notes will be fungible with the Floating Rate Notes herein provided for, for U.S. federal income tax purposes.

Section 2.04. Global Notes. Upon their original issuance, the Floating Rate Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of the Depositary. The Company will deposit the Global Securities with the Depositary or its custodian and register the Global Securities in the name of Cede & Co.

Section 2.05. Interest. (a) Interest on the Floating Rate Notes will accrue at a per annum rate equal to LIBOR, as determined by the Calculation Agent (as defined herein), plus 0.75%. The Calculation Agent will set the initial interest rate on August 19, 2014 and reset the interest rate on each interest payment date (each such date, an “Interest Reset Date”); provided that if notice of redemption of the Floating Rate Notes has been given pursuant to Section 5.01(d), the interest rate thereon on the date of such notice will remain in effect through the applicable 2017 Redemption Date (as defined below). The second London business day preceding an Interest Reset Date will be the “Interest Determination Date” for that Interest Reset Date. The interest rate in effect on each date that is not an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to the immediately preceding Interest Reset Date. The interest rate in effect on any day that is an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to the Interest Reset Date. Interest shall be computed on the basis of the actual number of days in the relevant interest period and a 360-day year.

(b) (i) Interest on the Floating Rate Notes will accrue from and including August 19, 2014, to, but excluding, the first interest payment date and thereafter from and including the immediately preceding interest payment date to which interest has been paid or duly provided for to, but excluding, the next interest payment date. Interest on the Floating Rate Notes shall be payable quarterly in arrears and the interest payment dates on which such interest shall be payable are February 15, May 15, August 15 and November 15, beginning on November 15, 2014; and the Regular Record Date for the interest payable on any interest payment date is the close of business on the February 1, May 1, August 1 or November 1 (whether or not a Business Day), as the case may be, immediately preceding the relevant interest payment date.

(ii) If any interest payment date for the Floating Rate Notes (other than the interest payment date falling on the maturity date of the Floating Rate Notes) falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day, except that if such next succeeding Business Day falls in the next succeeding calendar month, the required payment on that day will be due on the immediately preceding Business Day.

(iii) If the maturity date of the Floating Rate Notes falls on a day that is not a Business Day, the required payment on that day need not be made on such maturity date, but may be made on the next succeeding Business Day with the same force and effect as if made on the maturity date, and no interest will accrue on the amounts so payable for the period from and after the maturity date to the next succeeding Business Day.

(c) The following defined terms used in this Article Two shall, unless the context otherwise requires, have the meanings specified below.

“Calculation Agent” means UMB Bank & Trust, N.A., a national banking association organized and existing under the laws of the United States of America, and its successors and assigns. The Calculation Agent shall serve as the calculation agent hereunder unless and until a successor calculation agent is appointed by the Company.

“LIBOR” will be determined by the Calculation Agent in accordance with the following provisions:

(i) With respect to any Interest Determination Date, LIBOR will be the rate for deposits in United States dollars having a maturity of three months commencing on the first day of the applicable interest period that appears on Reuters Page LIBOR01 as of 11:00 a.m., London time, on that Interest Determination Date. If, on an Interest Determination Date, such rate does not appear on Reuters Page LIBOR01 as of 11:00 a.m., London time, or if Reuters Page LIBOR01 is not available on such date, the Calculation Agent will obtain such rate from Bloomberg L.P.’s page “BBAM.” If no rate appears on Reuters Page LIBOR01 or Bloomberg L.P. page BBAM as of approximately 11:00 a.m., London time, on such Interest Determination Date, LIBOR for that Interest Determination Date will be determined in accordance with the provisions described in (ii) below.

(ii) With respect to an Interest Determination Date on which no rate appears on Reuters Page LIBOR01 or Bloomberg L.P. page BBAM, as specified in (i) above, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent (after consultation with the Company), to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the period of three months, commencing on the first day of the applicable interest period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date will be the arithmetic mean of those quotations. If fewer than two quotations are provided, then LIBOR on the Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in The City of New York, on the Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent (after consultation with the Company) for loans in United States dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If, however, the banks selected by the Calculation Agent are not providing quotations in the manner described by the previous sentence, LIBOR determined as of that Interest Determination Date will be LIBOR in effect on that Interest Determination Date.

“Reuters Page LIBOR01” means the display designated on page LIBOR01 by Reuters Group plc (or such other page as may replace the LIBOR01 page on that service (or any successor service) or such other service as may be nominated by the British Bankers’ Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits).

(d) All percentages resulting from any calculation of the interest rate on the Floating Rate Notes will be rounded to the nearest one hundred-thousandth of a percentage point with five one millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation on the Floating Rate Notes will be rounded to the nearest cent (with one-half cent being rounded upward). Each calculation of the interest rate on the Floating Rate Notes by the Calculation Agent will (in the absence of manifest error) be final and binding on the Holders of the Floating Rate Notes and the Company.

Section 2.06. Authorized Denominations. The Floating Rate Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 2.07. Redemption. The Floating Rate Notes are subject to redemption at the option of the Company as described in Article Five hereof.

Section 2.08. Appointment of Agents. (a) The Trustee will initially be the Security Registrar and Paying Agent for the Floating Rate Notes and will act as such only at its corporate trust offices in the City of St. Louis, State of Missouri. So long as any of the Floating Rate Notes remain outstanding, there shall at all times be a calculation agent, which shall initially be the Calculation Agent. If the Calculation Agent is unable or unwilling to continue to act as the calculation agent or if it fails to calculate properly the interest rate on the Floating Rate Notes for any interest period, the Company will appoint another leading commercial or investment bank engaged in the London interbank market to act as calculation agent in its place. Any such calculation agent may not resign its duties without a successor having been appointed.

Section 2.09. Satisfaction and Discharge. If the Company discharges its obligations under the Floating Rate Notes in accordance with Section 701 of the Indenture, the Company shall calculate the amount it must irrevocably deposit with the Trustee by assuming that the interest rate on the Floating Rate Notes through the maturity date or 2017 Redemption Date, as applicable, will be the interest rate in effect on the date that the Company deposits funds with the Trustee.

ARTICLE THREE

GENERAL TERMS AND CONDITIONS OF THE 2019 NOTES

Section 3.01. Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “2.55% Senior Notes due 2019”, which is not limited in aggregate principal amount. The aggregate principal amount of the 2019 Notes to be issued on the date hereof is $125,000,000. 2019 Notes in the aggregate principal amount of $125,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2019 Notes as provided in said Company Order.

Section 3.02. Maturity. The Stated Maturity of principal of the 2019 Notes is August 15, 2019.

Section 3.03. Further Issues. The Company may from time to time, without the consent of the Holders of the 2019 Notes, issue additional 2019 Notes. Any such additional 2019 Notes will have the same ranking, interest rate, maturity date and other terms as the 2019 Notes herein provided for (except for the original issue date, the public offering price and, if applicable, the initial interest payment date). Any such additional 2019 Notes, together with the 2019 Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional 2019 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2019 Notes. The Company will not issue any additional 2019 Notes intended to form a single series with the 2019 Notes herein provided for unless such additional 2019 Notes will be fungible with the 2019 Notes herein provided for, for U.S. federal income tax purposes.

Section 3.04. Global Notes. Upon their original issuance, the 2019 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of the Depositary. The Company will deposit the Global Securities with the Depositary or its custodian and register the Global Securities in the name of Cede & Co.

Section 3.05. Interest. (a) The 2019 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from August 19, 2014 at the rate of 2.55% per annum, payable semiannually in arrears; interest payable on each interest payment date (as defined in the Indenture) will include interest accrued from August 19, 2014, or from the most recent interest payment date to which interest has been paid or duly provided for; the interest payment dates on which such interest shall be payable are February 15 and August 15, beginning on February 15, 2015; and the Regular Record Date for the interest payable on any interest payment date is the close of business on the February 1 or August 1 (whether or not a Business Day), as the case may be, immediately preceding the relevant interest payment date. If any interest payment date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that interest payment date to the date of payment on the next succeeding Business Day.If any interest payment date for the 2019 Notes falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day, and no interest on that payment shall accrue for the period from and after such interest payment date.

(c) If the maturity date of the 2019 Notes falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day, and no interest on that payment shall accrue for the period from and after the maturity date.

Section 3.06. Authorized Denominations. The 2019 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 3.07. Redemption. The 2019 Notes are subject to redemption at the option of the Company as described in Article Five hereof.

Section 3.08. Appointment of Agents. The Trustee will initially be the Security Registrar and Paying Agent for the 2019 Notes and will act as such only at its corporate trust offices in the City of St. Louis, State of Missouri.

ARTICLE FOUR

GENERAL TERMS AND CONDITIONS OF THE 2044 NOTES

Section 4.01. Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “4.70% Senior Notes due 2044”, which is not limited in aggregate principal amount. The aggregate principal amount of the 2044 Notes to be issued on the date hereof is $250,000,000. 2044 Notes in the aggregate principal amount of $250,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2044 Notes as provided in said Company Order.

Section 4.02. Maturity. The Stated Maturity of principal of the 2044 Notes is August 15, 2044.

Section 4.03. Further Issues. The Company may from time to time, without the consent of the Holders of the 2044 Notes, issue additional 2044 Notes. Any such additional 2044 Notes will have the same interest rate, maturity date and other terms as the 2044 Notes herein provided for (except for the original issue date, the public offering price and, if applicable, the initial interest payment date). Any such additional 2044 Notes, together with the 2044 Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional 2044 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2044 Notes. The Company will not issue any additional 2044 Notes intended to form a single series with the 2044 Notes herein provided for unless such additional 2044 Notes will be fungible with the 2044 Notes herein provided for, for U.S. federal income tax purposes.

Section 4.04. Global Notes. Upon their original issuance, the 2044 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of the Depositary. The Company will deposit the Global Securities with the Depositary or its custodian and register the Global Securities in the name of Cede & Co.

Section 4.05. Interest. (a) The 2044 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from August 19, 2014 at the rate of 4.70% per annum, payable semiannually in arrears; interest payable on each interest payment date (as defined in the Indenture) will include interest accrued from August 19, 2014, or from the most recent interest payment date to which interest has been paid or duly provided for; the interest payment dates on which such interest shall be payable are February 15 and August 15, beginning on February 15, 2015; and the Regular Record Date for the interest payable on any interest payment date is the close of business on the February 1 or August 1 (whether or not a Business Day), as the case may be, immediately preceding the relevant interest payment date. If any interest payment date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that interest payment date to the date of payment on the next succeeding Business Day. If any interest payment date for the 2044 Notes falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day, and no interest on that payment shall accrue for the period from and after such interest payment date.

(c) If the maturity date of the 2044 Notes falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day, and no interest on that payment shall accrue for the period from and after the maturity date.

Section 4.06. Authorized Denominations. The 2044 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 4.07. Redemption. The 2044 Notes are subject to redemption at the option of the Company as described in Article Five hereof.

Section 4.08. Appointment of Agent. The Trustee will initially be the Security Registrar and Paying Agent for the 2044 Notes and will act as such only at its corporate trust offices in the City of St. Louis, State of Missouri.

ARTICLE FIVE

OPTIONAL REDEMPTION; SPECIAL MANDATORY REDEMPTION; NO SINKING FUND

Section 5.01. Optional Redemption by Company.

(a) At the Company’s option, the Floating Rate Notes may be redeemed (the date of any such redemption, a “2017 Redemption Date”), in whole or in part, at any time and from time to time, on or after August 15, 2016 at a redemption price equal to 100% of the principal amount of the Floating Rate Notes being redeemed on the relevant 2017 Redemption Date; plus accrued and unpaid interest on the Floating Rate Notes being redeemed to, but excluding, such 2017 Redemption Date.

(b) At the Company’s option, the 2019 Notes may be redeemed (the date of any such redemption, a “2019 Redemption Date”), (x) in whole or in part, at any time and from time to time prior to July 15, 2019 at a redemption price to be calculated on the basis of a 360-day year consisting of twelve 30-day months (the “2019 Redemption Price”) equal to the greater of the following amounts:

(i) 100% of the principal amount of the 2019 Notes being redeemed on the relevant 2019 Redemption Date, and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2019 Notes being redeemed on the applicable 2019 Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such 2019 Redemption Date) discounted to such 2019 Redemption Date on a semi-annual basis at the Treasury Rate, as determined by the Independent Investment Banker, plus 15 basis points;

and (y) in whole only, at any time on or after July 15, 2019 at a redemption price equal to 100% of the principal amount of the 2019 Notes being redeemed on the relevant 2019 Redemption Date; plus, in each of the cases of (x)(i) and (ii) and (y) above, accrued and unpaid interest on the 2019 Notes being redeemed to, but excluding, such 2019 Redemption Date.

(c) At the Company’s option, the 2044 Notes may be redeemed (the date of any such redemption, a “2044 Redemption Date”; any 2017 Redemption Date, 2019 Redemption Date or 2044 Redemption Date is herein referred to as a “Redemption Date”), (x) in whole or in part, at any time and from time to time prior to February 15, 2044 at a redemption price to be calculated on the basis of a 360-day year consisting of twelve 30-day months (the “2044 Redemption Price”; any 2019 Redemption Price or 2044 Redemption Price is herein referred to as a “Redemption Price”) equal to the greater of the following amounts:

(i) 100% of the principal amount of the 2044 Notes being redeemed on the relevant 2044 Redemption Date, and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2044 Notes being redeemed on the applicable 2044

Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such 2044 Redemption Date) discounted to such 2044 Redemption Date on a semi-annual basis at the Treasury Rate, as determined by the Independent Investment Banker, plus 25 basis points;

and (y) in whole only, at any time on or after February 15, 2044 at a redemption price equal to 100% of the principal amount of the 2044 Notes being redeemed on the relevant 2044 Redemption Date; plus, in each of the cases of (x)(i) and (ii) and (y) above, accrued and unpaid interest on the 2044 Notes being redeemed to, but excluding, such 2044 Redemption Date.

(d) Notice of any redemption of the Notes of any series shall be given in the manner and otherwise in accordance with the provisions of Section 404 of the Indenture to each Holder of Securities to be redeemed, at his address appearing in the Security Register, and that any such notice in lieu of stating the applicable Redemption Price, shall state the manner in which such Redemption Price shall be calculated. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of the Notes called for redemption have been made available on the Redemption Date referred to in that notice, such Notes will cease to bear interest on such Redemption Date (unless the Company defaults in the payment of the applicable Redemption Price and accrued and unpaid interest). Any interest accrued to such Redemption Date will be paid as specified in such notice.

(e) The following defined terms used in this Article Five shall, unless the context otherwise requires, have the meanings specified below.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the applicable Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

“Comparable Treasury Price” means (A) the average of the Reference Treasury Dealer Quotations for the applicable Redemption Date and the applicable Notes to be redeemed, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of such Reference Treasury Dealer Quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”

“Reference Treasury Dealer” means (1) each of Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC (or their respective affiliates that are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer and (2) two other Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date and Notes to be redeemed, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for such Notes (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

“Treasury Rate” means the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the applicable Redemption Date.

(f) In connection with any such redemption of the 2019 Notes or the 2044 Notes, each Reference Treasury Dealer shall deliver the Comparable Treasury Price to the Company and the Independent Investment Banker in writing two Business Days prior to the Redemption Date. At or prior to the time of giving of any notice of redemption to the Holders of any Notes to be redeemed, the Company shall deliver an Officer’s Certificate to the Trustee setting forth the calculation of the Redemption Price or the manner in which the Redemption Price shall be calculated, as relevant, applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon, the applicable Redemption Price as so calculated, or the manner in which such Redemption Price shall be calculated, as relevant, and set forth in such Officer’s Certificate.

Section 5.02. Special Mandatory Redemption.

(a) In the event that (i) the Company does not complete the Alagasco Acquisition on or prior to November 15, 2015 or (ii) the Purchase Agreement is terminated at any time prior to November 15, 2015, then the Company shall redeem all of the Notes on the Special Mandatory Redemption Date at the Special Mandatory Redemption Price, plus accrued and unpaid interest to, but not including, the Special Mandatory Redemption Date. The Company shall cause a notice of special mandatory redemption to be distributed, with a copy to the Trustee, within ten Business Days after the occurrence of the event triggering the special mandatory redemption to each holder of Notes. If funds sufficient to pay the Special Mandatory Redemption Price of all Notes to be redeemed on the Special Mandatory Redemption Date are deposited with the Trustee on or before such Special Mandatory Redemption Date, plus accrued and unpaid interest, if any, to the Special Mandatory Redemption Date, the Notes will cease to bear interest. The notice of special mandatory redemption shall include the information required by Section 404 of the Indenture, and, notwithstanding such Section 404, may be given less than 30 days prior to the Special Mandatory Redemption Date, but in no event fewer than five Business Days prior thereto.

(b) For purposes of this Section 5.02, the following definitions shall apply:

“Alagasco Acquisition” means the consummation of the transactions contemplated by the Purchase Agreement.

“Purchase Agreement” means that certain Stock Purchase Agreement, dated as of April 5, 2014, by and among the Company, Energen Corporation and Alabama Gas Corporation.

“Special Mandatory Redemption Date” means the twentieth Business Day following the earlier to occur of November 15, 2015 and the termination of the Purchase Agreement.

“Special Mandatory Redemption Price” means a redemption price equal to 101% of the aggregate principal amount of the Notes.

Section 5.03. No Sinking Fund. None of the Floating Rate Notes, the 2019 Notes or the 2044 Notes are entitled to the benefit of any sinking fund.

ARTICLE SIX

FORMS OF NOTES

Section 6.01. Form of Floating Rate Note. The Floating Rate Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit A hereto.

Section 6.02. Form of 2019 Note. The 2019 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit B hereto.

Section 6.03. Form of 2044 Note. The 2044 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit C hereto.

ARTICLE SEVEN

MISCELLANEOUS

Section 7.01. Ratification of Indenture. The Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 7.02. Trustee Not Responsible for Recitals. The recitals and statements herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this First Supplemental Indenture.

Section 7.03. Governing Law. This First Supplemental Indenture and each Note shall be governed by and construed in accordance with the laws of the State of New York.

Section 7.04. Separability. In case any one or more of the provisions contained in this First Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this First Supplemental Indenture or of the Notes, but this First Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 7.05. Counterparts. This First Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this First Supplemental Indenture and of signature pages by facsimile or electronic format (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this First Supplemental Indenture as to the parties hereto and may be used in lieu of the original First Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic format (i.e., “pdf” or “tif”) shall be deemed to be their original signatures for all purposes.

Section 7.06. Trust Indenture Act. This First Supplemental Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of the Indenture and shall, to the extent applicable, be governed by such provisions. If any provision in this First Supplemental Indenture limits, qualifies or conflicts with another provision of hereof which is required to be included herein by any provisions of the Trust Indenture Act, such required provision shall control.

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, all as of the day and year first above written.

THE LACLEDE GROUP, INC.

By:	/s/ Mary C. Kullman
	Name:	Mary C. Kullman
	Title:	Senior Vice President, Chief Administrative Officer and Corporate Secretary

UMB BANK & TRUST, N.A., as Trustee

By:	/s/ Richard F. Novosak
	Name:	Richard F. Novosak
	Title:	Vice President

[Signature Page to First Supplemental Indenture]

EXHIBIT A

FORM OF FLOATING RATE NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE LACLEDE GROUP, INC.

FLOATING RATE SENIOR NOTES DUE 2017

CUSIP No. 505597 AC8

ISIN No. US505597AC86

No. [—]

The Laclede Group, Inc., a corporation duly organized and existing under the laws of Missouri (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of [—] DOLLARS ($[—]) on August 15, 2017, and to pay interest thereon from August 19, 2014 or from the most recent interest payment date to which interest has been paid or duly provided for, quarterly in arrears, on February 15, May 15, August 15 and November 15 in each year, beginning November 15, 2014 at the rate per annum provided below, until the principal hereof is paid or made available for payment.

This Security will bear interest at a per annum rate equal to LIBOR, as determined by the Calculation Agent, plus 0.75%. The Calculation Agent will set the initial interest rate on August 19, 2014 and reset the interest rate on each interest payment date (each such date, an “Interest Reset Date”); provided that if notice of redemption of this Security has been given pursuant to the Indenture, the interest rate thereon on the date of such notice will remain in effect through the applicable Redemption Date. The second London business day preceding an Interest Reset Date will be the “Interest Determination Date” for that Interest Reset Date. The interest rate in effect on each date that is not an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to the immediately preceding Interest Reset Date. The interest rate in effect on any day that is an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to the Interest Reset Date. Interest shall be computed on the basis of the actual number of days in the relevant interest period and a 360-day year.

The interest so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 1, May 1, August 1 or November 1 (whether or not a Business Day), as the case may be, immediately preceding such interest payment date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

UMB Bank & Trust, N.A., a national banking association organized and existing under the laws of the United States of America shall act as calculation agent (together with its successors in that capacity, the “Calculation Agent”) in connection with the Securities. The Calculation Agent shall serve as the calculation agent hereunder unless and until a successor calculation agent is appointed by the Company.

“LIBOR” will be determined by the Calculation Agent in accordance with the following provisions:

(i) With respect to any Interest Determination Date, LIBOR will be the rate for deposits in United States dollars having a maturity of three months beginning on the first day of the applicable interest period that appears on Reuters Page LIBOR01 as of 11:00 a.m., London time, on that Interest Determination Date. If, on an Interest Determination Date, such rate does not appear on Reuters Page LIBOR01 as of 11:00 a.m., London time, or if Reuters Page LIBOR01 is not available on such date, the Calculation Agent will obtain such rate from Bloomberg L.P.’s page “BBAM.” If no rate appears on Reuters Page LIBOR01 or Bloomberg L.P. page BBAM as of approximately 11:00 a.m., London time, on such Interest Determination Date, LIBOR for that Interest Determination Date will be determined in accordance with the provisions described in (ii) below.

(ii) With respect to an Interest Determination Date on which no rate appears on Reuters Page LIBOR01 or Bloomberg L.P. page BBAM, as specified in (i) above, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent (after consultation with the Company), to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the period of three months, commencing on the first day of the applicable interest period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date will be the arithmetic mean of those quotations. If fewer than two quotations are provided, then LIBOR on the Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in The City of New York, on the Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent (after consultation with the Company) for loans in United States dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If, however, the banks selected by the Calculation Agent are not providing quotations in the manner described by the previous sentence, LIBOR determined as of that Interest Determination Date will be LIBOR in effect on that Interest Determination Date.

“Reuters Page LIBOR01” means the display designated on page LIBOR01 by Reuters Group plc (or such other page as may replace the LIBOR01 page on that service (or any successor service) or such other service as may be nominated by the British Bankers’ Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits).

All percentages resulting from any calculation of the interest rate on the Securities will be rounded to the nearest one hundred-thousandth of a percentage point with five one millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation on the Securities will be rounded to the nearest cent (with one-half cent being rounded upward). Each calculation of the interest rate on the Securities by the Calculation Agent will (in the absence of manifest error) be final and binding on the Holders of the Securities and the Company.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of St. Louis, State of Missouri, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

THE LACLEDE GROUP, INC.

By:
	Name:	Mary C. Kullman
	Title:	Senior Vice President, Chief, Administrative Officer and Corporate Secretary

Attest:
	Name:	Ellen L. Theroff
	Title:	Vice President, Governance and Standards and Assistant Corporate Secretary

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

UMB Bank & Trust, N.A., as Trustee

By:
Authorized Signatory

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of August 19, 2014 as supplemented by the first supplemental indenture dated as of August 19, 2014 (herein called the “Indenture”, which then shall have the meaning assigned to it in such instrument) between the Company and UMB Bank & Trust, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof initially limited in aggregate principal amount to $250,000,000.

At the Company’s option, the Securities of this series may be redeemed (the date of any such redemption, a “Redemption Date”), in whole or in part, at any time and from time to time, on or after August 15, 2016 at a redemption price equal to 100% of the principal amount of the Securities being redeemed on the relevant Redemption Date (the “Redemption Price”); plus accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

Once notice of redemption is mailed by the Company, the Securities called for redemption will become due and payable on the applicable Redemption Date at the Redemption Price.

Notice of any redemption of the Securities shall be given in the manner and otherwise in accordance with the provisions of Section 404 of the Indenture to each Holder of Securities to be redeemed, at his address appearing in the Security Register, and that any such notice in lieu of stating the applicable Redemption Price, shall state the manner in which such Redemption Price shall be calculated. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of the Securities called for redemption have been made available on the Redemption Date referred to in that notice, such Securities will cease to bear interest on such Redemption Date (unless the Company defaults in the payment of the Redemption Price and accrued and unpaid interest). Any interest accrued to such Redemption Date will be paid as specified in such notice.

In the event that (i) the Company does not complete the Alagasco Acquisition on or prior to November 15, 2015 or (ii) the Purchase Agreement is terminated at any time prior to November 15, 2015, then the Company shall redeem all of the Securities on the Special Mandatory Redemption Date at the Special Mandatory Redemption Price, plus accrued and unpaid interest to, but not including, the Special Mandatory Redemption Date. The Company shall cause a notice of special mandatory redemption to be distributed, with a copy to the Trustee, within ten Business Days after the occurrence of the event triggering the special mandatory redemption to each holder of Securities. If funds sufficient to pay the Special Mandatory Redemption Price of all Securities to be redeemed on the Special Mandatory Redemption Date are deposited with the Trustee on or before such Special Mandatory Redemption Date, plus accrued and unpaid interest, if any, to the Special Mandatory Redemption

Date, the Securities will cease to bear interest. The notice of special mandatory redemption shall include the information required by Section 404 of the Indenture, and, notwithstanding such Section 404, may be given less than 30 days prior to the Special Mandatory Redemption Date, but in no event fewer than five Business Days prior thereto.

For purposes of the preceding paragraph, the following definitions shall apply:

“Alagasco Acquisition” means the consummation of the transactions contemplated by the Purchase Agreement.

“Purchase Agreement” means that certain Stock Purchase Agreement, dated as of April 5, 2014, by and among the Company, Energen Corporation and Alabama Gas Corporation.

“Special Mandatory Redemption Date” means the twentieth Business Day following the earlier to occur of November 15, 2015 and the termination of the Purchase Agreement.

“Special Mandatory Redemption Price” means a redemption price equal to 101% of the aggregate principal amount of the Securities.

The Indenture contains certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than a majority in principal amount of the

Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested in writing by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

No recourse for the payment of the principal of or any premium or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or in any supplemental indenture, or in this Security, or because of the creation of any indebtedness represented hereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability was expressly waived and released as a condition of, and as consideration for, the execution of the Indenture and is a condition of, and is consideration for, the execution of this Security.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert social security or other identifying number of assignee)

(Please print or typewrite name and address including postal zip code of assignee)

the within Security and all rights thereunder, hereby irrevocably constituting and appointing

Attorney to transfer said Securities on the books of the Company with full power of substitution in the premises.

Date:

(Signature Guarantee)

EXHIBIT B

FORM OF 2019 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE LACLEDE GROUP, INC.

2.55% SENIOR NOTES DUE 2019

CUSIP No. 505597 AE4

ISIN No. US505597AE43

No. [—]

The Laclede Group, Inc., a corporation duly organized and existing under the laws of Missouri (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of [—] DOLLARS ($[—]) on August 15, 2019, and to pay interest thereon from August 19, 2014 or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears, on February 15 and August 15 in each year, beginning February 15, 2015 at the rate of 2.55% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 1 or August 1 (whether or not a Business Day), as the case may be, immediately preceding such interest payment date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of St. Louis, State of Missouri, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

THE LACLEDE GROUP, INC.

By:
	Name:	Mary C. Kullman
	Title:	Senior Vice President, Chief, Administrative Officer and Corporate Secretary

Attest:
	Name:	Ellen L. Theroff
	Title:	Vice President, Governance and Standards and Assistant Corporate Secretary

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

UMB Bank & Trust, N.A., as Trustee

By:
Authorized Signatory

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of August 19, 2014 as supplemented by the first supplemental indenture dated as of August 19, 2014 (herein called the “Indenture”, which then shall have the meaning assigned to it in such instrument) between the Company and UMB Bank & Trust, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof initially limited in aggregate principal amount to $125,000,000.

At the Company’s option, the Securities of this series may be redeemed (the date of any such redemption, a “Redemption Date”) (x) in whole or in part at any time and from time to time prior to July 15, 2019 at a redemption price (the “Redemption Price”) of the Securities equal to the greater of the following amounts:

(a) 100% of the principal amount of the Securities being redeemed on the applicable Redemption Date, and

(b) the sum of the present value of the remaining scheduled payments of principal and interest on the Securities being redeemed on such Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such Redemption Date) discounted to such Redemption Date on a semi-annual basis at the Treasury Rate (as defined below), as determined by the Independent Investment Banker (as defined below), plus 15 basis points;

and (y) in whole only, at any time on or after July 15, 2019 at a redemption price equal to 100% of the principal amount of the Securities being redeemed on the relevant Redemption Date; plus, in each case, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Once notice of redemption is mailed by the Company, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price.

Notice of any redemption of the Securities shall be given in the manner and otherwise in accordance with the provisions of Section 404 of the Indenture to each Holder of Securities to be redeemed, at his address appearing in the Security Register, and that any such notice in lieu of stating the applicable Redemption Price, shall state the manner in which such Redemption Price shall be calculated. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of the Securities called for redemption have been made available on the Redemption Date referred to in that notice, such Securities will cease to bear interest on such Redemption Date (unless the Company defaults in the payment of the applicable Redemption Price and accrued and unpaid interest). Any interest accrued to such Redemption Date will be paid as specified in such notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the applicable Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means (A) the average of the Reference Treasury Dealer Quotations for the applicable Redemption Date and applicable Securities to be redeemed, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of such Reference Treasury Dealer Quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”

“Reference Treasury Dealer” means (1) each of Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC (or their respective affiliates that are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer and (2) two other Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date and Securities to be redeemed, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for such Securities (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third business day preceding such Redemption Date.

“Treasury Rate” means the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the applicable Redemption Date.

In connection with any such redemption, each Reference Treasury Dealer shall deliver the Comparable Treasury Price to the Company and the Independent Investment Banker in writing two Business Days prior to the Redemption Date. At or prior to the time of giving of any notice of redemption to the Holders of any Securities to be redeemed, the Company shall deliver an Officer’s Certificate to the Trustee setting forth the calculation of the Redemption Price or the manner in which the Redemption Price shall be calculated, as relevant, applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon, the Redemption Price as so calculated or the manner in which the Redemption Price shall be calculated, as relevant, and set forth in such Officer’s Certificate.

In the event that (i) the Company does not complete the Alagasco Acquisition on or prior to November 15, 2015 or (ii) the Purchase Agreement is terminated at any time prior to November 15, 2015, then the Company shall redeem all of the Securities on the Special Mandatory Redemption Date at the Special Mandatory Redemption Price, plus accrued and unpaid interest to, but not including, the Special Mandatory Redemption Date. The Company shall cause a notice of special mandatory redemption to be distributed, with a copy to the Trustee, within ten Business Days after the occurrence of the event triggering the special mandatory redemption to each holder of Securities. If funds sufficient to pay the Special Mandatory Redemption Price of all Securities to be redeemed on the Special Mandatory Redemption Date are deposited with the Trustee on or before such Special Mandatory Redemption Date, plus accrued and unpaid interest, if any, to the Special Mandatory Redemption Date, the Securities will cease to bear interest. The notice of special mandatory redemption shall include the information required by Section 404 of the Indenture, and, notwithstanding such Section 404, may be given less than 30 days prior to the Special Mandatory Redemption Date, but in no event fewer than five Business Days prior thereto.

For purposes of the preceding paragraph, the following definitions shall apply:

“Alagasco Acquisition” means the consummation of the transactions contemplated by the Purchase Agreement.

“Purchase Agreement” means that certain Stock Purchase Agreement, dated as of April 5, 2014, by and among the Company, Energen Corporation and Alabama Gas Corporation.

“Special Mandatory Redemption Date” means the twentieth Business Day following the earlier to occur of November 15, 2015 and the termination of the Purchase Agreement.

“Special Mandatory Redemption Price” means a redemption price equal to 101% of the aggregate principal amount of the Securities.

The Indenture contains certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series, with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than a majority in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested in writing by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

No recourse for the payment of the principal of or any premium or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or in any supplemental indenture, or in this Security, or because of the creation of any indebtedness represented hereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability was expressly waived and released as a condition of, and as consideration for, the execution of the Indenture and is a condition of, and is consideration for, the execution of this Security.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert social security or other identifying number of assignee)

(Please print or typewrite name and address including postal zip code of assignee)

the within Security and all rights thereunder, hereby irrevocably constituting and appointing

Attorney to transfer said Securities on the books of the Company with full power of substitution in the premises.

Date:

(Signature Guarantee)

EXHIBIT C

FORM OF 2044 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE LACLEDE GROUP, INC.

4.70% SENIOR NOTES DUE 2044

CUSIP No. 505597 AD6

ISIN No. US505597AD69

No. [—]

The Laclede Group, Inc., a corporation duly organized and existing under the laws of Missouri (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of [—] DOLLARS ($[—]) on August 15, 2044, and to pay interest thereon from August 19, 2014 or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears, on February 15 and August 15 in each year, beginning February 15, 2015 at the rate of 4.70% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 1 or August 1 (whether or not a Business Day), as the case may be, immediately preceding such interest payment date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of St. Louis, State of Missouri, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

THE LACLEDE GROUP, INC.

By:
	Name:	Mary C. Kullman
	Title:	Senior Vice President, Chief, Administrative Officer and Corporate Secretary

Attest:
	Name:	Ellen L. Theroff
	Title:	Vice President, Governance and Standards and Assistant Corporate Secretary

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

UMB Bank & Trust, N.A., as Trustee

By:
Authorized Signatory

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities), issued and to be issued in one or more series under an Indenture, dated as of August 19, 2014 as supplemented by the first supplemental indenture dated as of August 19, 2014 (herein called the “Indenture”, which then shall have the meaning assigned to it in such instrument) between the Company and UMB Bank & Trust, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof initially limited in aggregate principal amount to $250,000,000.

At the Company’s option, the Securities of this series may be redeemed (the date of any such redemption, a “Redemption Date”) (x) in whole or in part, at any time and from time to time prior to February 15, 2044 at a redemption price (the “Redemption Price”) of the Securities equal to the greater of the following amounts:

(a) 100% of the principal amount of the Securities being redeemed on the applicable Redemption Date, and

(b) the sum of the present value of the remaining scheduled payments of principal and interest on the Securities being redeemed on such Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such Redemption Date) discounted to such Redemption Date on a semi-annual basis at the Treasury Rate (as defined below), as determined by the Independent Investment Banker (as defined below), plus 25 basis points;

and (y) in whole only, at any time on or after February 15, 2044 at a redemption price equal to 100% of the principal amount of the Securities being redeemed on the relevant Redemption Date; plus, in each case, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Once notice of redemption is mailed by the Company, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price.

Notice of any redemption of the Securities shall be given in the manner and otherwise in accordance with the provisions of Section 404 of the Indenture to each Holder of Securities to be redeemed, at his address appearing in the Security Register, and that any such notice in lieu of stating the applicable Redemption Price, shall state the manner in which such Redemption Price shall be calculated. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of the Securities called for redemption have been made available on the Redemption Date referred to in that notice, such Securities will cease to bear interest on such Redemption Date (unless the Company defaults in the payment of the applicable Redemption Price and accrued and unpaid interest). Any interest accrued to such Redemption Date will be paid as specified in such notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the applicable Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means (A) the average of the Reference Treasury Dealer Quotations for the applicable Redemption Date and applicable Securities to be redeemed, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of such Reference Treasury Dealer Quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”

“Reference Treasury Dealer” means (1) each of Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC (or their respective affiliates that are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer and (2) two other Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date and Securities to be redeemed, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for such Securities (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third business day preceding such Redemption Date.

“Treasury Rate” means the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the applicable Redemption Date.

In connection with any such redemption, each Reference Treasury Dealer shall deliver the Comparable Treasury Price to the Company and the Independent Investment Banker in writing two Business Days prior to the Redemption Date. At or prior to the time of giving of any notice of redemption to the Holders of any Securities to be redeemed, the Company shall deliver an Officer’s Certificate to the Trustee setting forth the calculation of the Redemption Price or the manner in which the Redemption Price shall be calculated, as relevant, applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon, the Redemption Price as so calculated or the manner in which the Redemption Price shall be calculated, as relevant, and set forth in such Officer’s Certificate.

In the event that (i) the Company does not complete the Alagasco Acquisition on or prior to November 15, 2015 or (ii) the Purchase Agreement is terminated at any time prior to November 15, 2015, then the Company shall redeem all of the Securities on the Special Mandatory Redemption Date at the Special Mandatory Redemption Price, plus accrued and unpaid interest to, but not including, the Special Mandatory Redemption Date. The Company shall cause a notice of special mandatory redemption to be distributed, with a copy to the Trustee, within ten Business Days after the occurrence of the event triggering the special mandatory redemption to each holder of Securities. If funds sufficient to pay the Special Mandatory Redemption Price of all Securities to be redeemed on the Special Mandatory Redemption Date are deposited with the Trustee on or before such Special Mandatory Redemption Date, plus accrued and unpaid interest, if any, to the Special Mandatory Redemption Date, the Securities will cease to bear interest. The notice of special mandatory redemption shall include the information required by Section 404 of the Indenture, and, notwithstanding such Section 404, may be given less than 30 days prior to the Special Mandatory Redemption Date, but in no event fewer than five Business Days prior thereto.

For purposes of the preceding paragraph, the following definitions shall apply:

“Alagasco Acquisition” means the consummation of the transactions contemplated by the Purchase Agreement.

“Purchase Agreement” means that certain Stock Purchase Agreement, dated as of April 5, 2014, by and among the Company, Energen Corporation and Alabama Gas Corporation.

“Special Mandatory Redemption Date” means the twentieth Business Day following the earlier to occur of November 15, 2015 and the termination of the Purchase Agreement.

“Special Mandatory Redemption Price” means a redemption price equal to 101% of the aggregate principal amount of the Securities.

The Indenture contains certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series, with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than a majority in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested in writing by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

No recourse for the payment of the principal of or any premium or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or in any supplemental indenture, or in this Security, or because of the creation of any indebtedness represented hereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability was expressly waived and released as a condition of, and as consideration for, the execution of the Indenture and is a condition of, and is consideration for, the execution of this Security.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert social security or other identifying number of assignee)

(Please print or typewrite name and address including postal zip code of assignee)

the within Security and all rights thereunder, hereby irrevocably constituting and appointing

Attorney to transfer said Securities on the books of the Company with full power of substitution in the premises.

Date:

(Signature Guarantee)